SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2016

CLIFTON BANCORP INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36390	46-4757900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1433 Van Houten Avenue, Clifton, New Jersey 07015

(Address of principal executive offices) (Zip Code)

(973) 473-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Beginning May 16, 2016, Clifton Bancorp Inc. (the “Company”), the holding company for Clifton Savings Bank, will make available and distribute to analysts and prospective investors a slide presentation. The presentation materials include information regarding the Company’s operating and growth strategies and financial performance. The presentation materials will also be posted to the Company’s website on May 16, 2016. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Other Exhibits

(d) Exhibits

Number	Description

99.1	Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CLIFTON BANCORP INC.

Date: May 16, 2016	By:	/s/ Paul M. Aguggia
Paul M. Aguggia
Chairman, President and Chief Executive Officer